UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2005
                                                         ----------------

                               WMS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

           Delaware                         1-8300                         36-2814522
(State or other jurisdiction of     (Commission File Number)  (IRS Employer Identification No.)
        incorporation)

800 South Northpoint Blvd., Waukegan, Illinois                         60085
   (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (847) 785-3000
                                                           --------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 1, 2005, WMS Industries issued a press release relating to its results for the quarter ended December 31, 2004. A copy of the press release is furnished with this Current Report as Exhibit 99.1. Shortly after the issuance of the February 1, 2005 press release, WMS Industries Inc. held a conference call with investors, analysts and others further discussing second quarter financial results and financial guidance, including a question and answer period. A transcript of that conference call is being filed with the SEC pursuant to this Current Report on Form 8-K and is attached to this report as
Exhibit 99.2.

This information furnished under "Item 2.02. Results of Operations and Financial Condition", including the exhibit related thereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01 Financial Statements and Exhibits.

(c)    Exhibits

      Exhibits      Description
      --------      -----------

      99.1          Press Release of WMS Industries Inc. dated February 1, 2005

      99.2 Transcript of WMS Industries Inc. Conference Call held on February 1, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WMS Industries Inc.

Date:  February 4, 2005
                                 /s/ Kathleen J. McJohn
                                 -----------------------------------------------
                                 Kathleen J. McJohn
                                 Vice President, General Counsel and Secretary

                                  Exhibit Index

      Exhibits      Description
      --------      -----------

      99.1          Press Release of WMS Industries Inc. dated February 1, 2005

      99.2 Transcript of WMS Industries Inc. Conference Call held on February 1, 2005